EXHIBIT 21.1


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                           PERIOD ENDING JULY 31, 2001


The information which is required to be prepared with respect to the Payment Date of August 20, 2001, and with respect to the performance of the Trust during the period of July 1, 2001 through July 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to principal payment to the
               Class A Noteholder ..............................................                   $             --
                                                                                                   ------------------

           2.  The amount of distribution in respect to principal payment to the
               Class B Noteholder ..............................................                   $             --
                                                                                                   ------------------

           3.  The amount of distribution in respect to principal payment to the
               Class C Noteholder ..............................................                   $             --
                                                                                                   ------------------

           4.  The amount of distribution in respect to principal payment to the
               Class D Noteholder ..............................................                   $             --
                                                                                                   ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to the Class A Monthly
               Interest ........................................................                   $          3.44337
                                                                                                   ------------------

           2.  The amount of distribution in respect to the Class B Monthly
               Interest ........................................................                   $          3.77059
                                                                                                   ------------------

           3.  The amount of distribution in respect to the Class C Monthly
               Interest ........................................................                   $          4.37337
                                                                                                   ------------------

           4.  The amount of distribution in respect to the Class D Monthly
               Interest ........................................................                   $          5.88031
                                                                                                   ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The total amount of distribution in respect to the Class A
               Noteholder ......................................................                   $          3.44337
                                                                                                   ------------------

           2.  The total amount of distribution in respect to the Class B
               Noteholder ......................................................                   $          3.77059
                                                                                                   ------------------

           3.  The total amount of distribution in respect to the Class C
               Noteholder ......................................................                   $          4.37337
                                                                                                   ------------------

           4.  The total amount of distribution in respect to the Class D
               Noteholder ......................................................                   $          5.88031
                                                                                                   ------------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

           1.  The aggregate amount of such Collections with respect to
               Principal Receivables for the Monthly Period preceding such
               Payment Date ....................................................                   $   346,985,808.23
                                                                                                   ------------------

           2.  The aggregate amount of such Collections with respect to Finance
               Charge and Administrative Receivables for the Monthly Period
               preceding such Payment Date .....................................                   $    41,274,346.86
                                                                                                   ------------------

           3.  Recoveries for the preceding Monthly Period .....................                   $       887,903.11
                                                                                                   ------------------

           4.  The Defaulted Amount for the preceding Monthly Period ...........                   $    14,078,643.15
                                                                                                   ------------------

           5.  The total amount of Principal Receivables in the trust at the
               beginning of the preceding Monthly Period .......................                   $ 1,832,072,017.75
                                                                                                   ------------------

           6.  The total amount of Principal Receivables in the trust as of the
               last day of the preceding Monthly Period ........................                   $ 1,845,879,478.35
                                                                                                   ------------------

           7.  The total amount of Finance Charge and Administrative Receivables
               in the Trust as of the last day of the preceding Monthly Period .                   $    41,817,377.03
                                                                                                   ------------------

           8.  The aggregated Adjusted Invested Amounts of all Series of Notes
               outstanding as of the last day of the preceding Monthly Period ..                   $ 1,511,818,063.00
                                                                                                   ------------------

           9.  The Transferor Interest as of the last day of the preceding
               Monthly Period ..................................................                   $   334,061,415.35
                                                                                                   ------------------

           10. The Transferor Percentage as of the last day of the preceding
               Monthly Period ..................................................                                18.10%
                                                                                                   ------------------

           11. The Required Transferor Percentage ..............................                                 7.00%
                                                                                                   ------------------

           12. The monthly principal payment rate for the preceding Monthly
               Period ..........................................................                               18.940%
                                                                                                   ------------------

           13. The balance in the Excess Funding Account as of the last day of
               the preceding Monthly Period ....................................                   $             --
                                                                                                   ------------------

           14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                        Percentage             Aggregate
                                                                         of Total               Account
                                                                        Receivables             Balance

                     (a) Delinquent between 30 days and 59 days            1.647%          $  31,093,242.76
                     (b) Delinquent between 60 days and 89 days            1.322%          $  24,959,931.24
                     (c) Delinquent between 90 days and 119 days           1.093%          $  20,640,821.43
                     (d) Delinquent between 120 days and 149 days          0.912%          $  17,214,206.64
                     (e) Delinquent between 150 days and 179 days          0.744%          $  14,045,929.69
                     (f) Delinquent 180 days or greater                    0.006%          $     114,334.80
                                                                           -----           ----------------
                     (e) Aggregate                                         5.725%          $ 108,068,466.56
                                                                           =====           ================


V.   Information regarding Series 2000-B

           1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-B as of the last day of the
               related Monthly Period ..........................................                   $   600,000,000.00
                                                                                                   ------------------

           2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-B on the last day of
               the related Monthly Period ......................................                   $   600,000,000.00
                                                                                                   ------------------

                                                                                    NOTE
                                                                                   FACTORS

           3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
               Monthly Period ..................................................    1.0000         $   480,000,000.00
                                                                                                   ------------------

           4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
               Monthly Period ..................................................    1.0000         $    57,000,000.00
                                                                                                   ------------------

           5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
               Monthly Period ..................................................    1.0000         $    42,000,000.00
                                                                                                   ------------------

           6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
               Monthly Period ..................................................    1.0000         $    21,000,000.00
                                                                                                   ------------------

           7.  The Floating Investor Percentage with respect to the period:

           July 1, 2001 through July 22, 2001 ..................................                                32.75%
                                                                                                   ------------------
           July 23, 2001 through July 31, 2001. ................................                                32.52%
                                                                                                   ------------------

           8.  The Fixed Investor Percentage with respect to the period:

           July 1, 2001 through July 22, 2001 ..................................                                 N/A
                                                                                                   ------------------
           July 23, 2001 through July 31, 2001 .................................                                 N/A
                                                                                                   ------------------

           9.  The amount of Investor Principal Collections applicable to Series
               2000-B ..........................................................                   $   113,384,420.24
                                                                                                   ------------------

           10a. The amount of Available Finance Charge Collections on deposit in
                the Collection Account on the related Payment Date .............                   $    10,991,504.20
                                                                                                   ------------------

           10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                pursuant to Section 8.04(a) of the Master Indenture ............                   $     2,529,780.23
                                                                                                   ------------------

           11. The Investor Default Amount for the related Monthly Period ......                   $     4,602,958.80
                                                                                                   ------------------

           12. The Monthly Servicing Fee for the related Monthly Period ........                   $     1,000,000.00
                                                                                                   ------------------

           13. Trust yields for the related Monthly Period

               a.  The cash yield for the related Monthly Period ...............                                27.04%
                                                                                                   ------------------
               b.  The default rate for the related Monthly Period .............                                 9.21%
                                                                                                   ------------------

               c.  The Net Portfolio Yield for the related Monthly Period ......                                17.83%
                                                                                                   ------------------

               d.  The Base Rate for the related Monthly Period ................                                 6.35%
                                                                                                   ------------------

               e.  The Excess Spread Percentage for the related Monthly Period .                                11.48%
                                                                                                   ------------------

               f.  The Quarterly Excess Spread Percentage for the related
                   Monthly Period ..............................................                                11.22%
                                                                                                   ------------------
                   i)   Excess Spread Percentage related to                         Jul-01                      11.48%
                                                                                                   ------------------

                   ii)  Excess Spread Percentage related to                         Jun-01                      10.39%
                                                                                                   ------------------

                   iii) Excess Spread Percentage related to                         May-01                      11.80%
                                                                                                   ------------------

           14. Floating Rate Determinations:

             LIBOR for the Interest Period from July 20 through and including
             August 19, 2001. ..................................................                              3.82875%
                                                                                                   ------------------

           15. Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date) ........                   $             --
                                                                                                   ------------------

               b.  The Accumulation Shortfall with respect to the related
                   Monthly Period ..............................................                   $             --
                                                                                                   ------------------

               c.  The Principal Funding Investment Proceeds deposited in the
                   Collection Account to be treated as Available Finance Charge
                   Collections .................................................                   $             --
                                                                                                   ------------------

           16. Reserve Account

               a.  The amount on deposit in the Reserve Account on the related
                   Payment Date (after taking into consideration deposits and
                   withdraws for the related Payment Date) .....................                   $             --
                                                                                                   ------------------

               b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                   Available Finance Charge Collections ........................                   $             --
                                                                                                   ------------------

               c.  Interest earnings on the Reserve Account deposited into the
                   Collection Account to be treated as Available Finance Charge
                   Collections .................................................                   $             --
                                                                                                   ------------------

           17. Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related
                   Payment Date ................................................                   $    10,500,000.00
                                                                                                   ------------------

               b.  The Available Cash Collateral Account Amount on the related
                   Payment Date ................................................                   $    10,500,000.00
                                                                                                   ------------------

           18. Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs for the related
                   Monthly Period ..............................................                   $             --
                                                                                                   ------------------

               b.  The aggregate amount of Investor Charge-Offs reimbursed on
                   the Payment Date ............................................                   $             --
                                                                                                   ------------------

           19. The Monthly Principal Reallocation Amount for the related Monthly
               Period ..........................................................                   $             --
                                                                                                   ------------------


                             Advanta Bank Corp.
                             as Servicer

                             By:     /s/ KIRK WEILER
                             Name:   Kirk Weiler
                             Title:  VP of Finance/Treasurer

EXHIBIT 21.1


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JULY 31, 2001

The information which is required to be prepared with respect to the Payment Date of August 20, 2001, and with respect to the performance of the Trust during the period of July 1, 2001 through July 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to principal payment to the
               Class A Noteholder ..............................................                   $               --
                                                                                                   --------------------

           2.  The amount of distribution in respect to principal payment to the
               Class B Noteholder ..............................................                   $               --
                                                                                                   --------------------

           3.  The amount of distribution in respect to principal payment to the
               Class C Noteholder ..............................................                   $               --
                                                                                                   --------------------

           4.  The amount of distribution in respect to principal payment to the
               Class D Noteholder ..............................................                   $               --
                                                                                                   --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to the Class A Monthly
               Interest ........................................................                   $            3.51226
                                                                                                   --------------------

           2.  The amount of distribution in respect to the Class B Monthly
               Interest ........................................................                   $            3.89976
                                                                                                   --------------------

           3.  The amount of distribution in respect to the Class C Monthly
               Interest ........................................................                   $            4.54559
                                                                                                   --------------------

           4.  The amount of distribution in respect to the Class D Monthly
               Interest ........................................................                   $            6.74142
                                                                                                   --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The total amount of distribution in respect to the Class A
               Noteholder ......................................................                   $            3.51226
                                                                                                   --------------------

           2.  The total amount of distribution in respect to the Class B
               Noteholder ......................................................                   $            3.89976
                                                                                                   --------------------

           3.  The total amount of distribution in respect to the Class C
               Noteholder ......................................................                   $            4.54559
                                                                                                   --------------------

           4.  The total amount of distribution in respect to the Class D
               Noteholder ......................................................                   $            6.74142
                                                                                                   --------------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

           1.  The aggregate amount of such Collections with respect to
               Principal Receivables for the Monthly Period preceding such
               Payment Date ....................................................                   $     346,985,808.23
                                                                                                   --------------------

           2.  The aggregate amount of such Collections with respect to Finance
               Charge and Administrative Receivables for the Monthly Period
               preceding such Payment Date .....................................                   $      41,274,346.86
                                                                                                   --------------------

           3.  Recoveries for the preceding Monthly Period .....................                   $         887,903.11
                                                                                                   --------------------

           4.  The Defaulted Amount for the preceding Monthly Period ...........                   $      14,078,643.15
                                                                                                   --------------------

           5.  The total amount of Principal Receivables in the trust at the
               beginning of the preceding Monthly Period .......................                   $   1,832,072,017.75
                                                                                                   --------------------

           6.  The total amount of Principal Receivables in the trust as of the
               last day of the preceding Monthly Period ........................                   $   1,845,879,478.35
                                                                                                   --------------------

           7.  The total amount of Finance Charge and Administrative Receivables
               in the Trust as of the last day of the preceding Monthly Period .                   $      41,817,377.03
                                                                                                   --------------------

           8.  The aggregated Adjusted Invested Amounts of all Series of Notes
               outstanding as of the last day of the preceding Monthly Period ..                   $   1,511,818,063.00
                                                                                                   --------------------

           9.  The Transferor Interest as of the last day of the preceding
               Monthly Period ..................................................                   $     334,061,415.35
                                                                                                   --------------------

           10. The Transferor Percentage as of the last day of the preceding
               Monthly Period ..................................................                                  18.10%
                                                                                                   --------------------

           11. The Required Transferor Percentage ..............................                                   7.00%
                                                                                                   --------------------

           12. The monthly principal payment rate for the preceding Monthly
               Period ..........................................................                                 18.940%
                                                                                                   --------------------

           13. The balance in the Excess Funding Account as of the last day of
               the preceding Monthly Period ....................................                   $               --
                                                                                                   --------------------

           14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage           Aggregate
                                                                         of Total             Account
                                                                        Receivables           Balance

                     (a) Delinquent between 30 days and 59 days            1.647%       $  31,093,242.76
                     (b) Delinquent between 60 days and 89 days            1.322%       $  24,959,931.24
                     (c) Delinquent between 90 days and 119 days           1.093%       $  20,640,821.43
                     (d) Delinquent between 120 days and 149 days          0.912%       $  17,214,206.64
                     (e) Delinquent between 150 days and 179 days          0.744%       $  14,045,929.69
                     (f) Delinquent 180 days or greater                    0.006%       $     114,334.80
                                                                           -----        -----------------
                     (e) Aggregate                                         5.725%       $ 108,068,466.56
                                                                           =====        =================


V.   Information regarding Series 2000-C

           1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of the
               related Monthly Period .........................................                    $     400,000,000.00
                                                                                                   --------------------

           2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
               the related Monthly Period .....................................                    $     400,000,000.00
                                                                                                   --------------------

                                                                                    NOTE
                                                                                   FACTORS

           3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
               Monthly Period ..................................................     1.0000        $     320,000,000.00
                                                                                                   --------------------

           4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
               Monthly Period ..................................................     1.0000        $      38,000,000.00
                                                                                                   --------------------

           5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
               Monthly Period ..................................................     1.0000        $      28,000,000.00
                                                                                                   --------------------

           6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
               Monthly Period ..................................................     1.0000        $      14,000,000.00
                                                                                                   --------------------

           7.  The Floating Investor Percentage with respect to the period:

           July 1, 2001 through July 22, 2001 ..................................                                  21.83%
                                                                                                   --------------------
           July 23, 2001 through July 31, 2001 .................................                                  21.68%
                                                                                                   --------------------

           8.  The Fixed Investor Percentage with respect to the period:

           July 1, 2001 through July 22, 2001 ..................................                                   N/A
                                                                                                   --------------------
           July 23, 2001 through July 31, 2001 .................................                                   N/A
                                                                                                   --------------------

           9.  The amount of Investor Principal Collections applicable to Series
               2000-C ..........................................................                   $      75,589,613.49
                                                                                                   --------------------

           10a. The amount of Available Finance Charge Collections on deposit in
                the Collection Account on the related Payment Date .............                   $       7,327,669.46
                                                                                                   --------------------

           10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                pursuant to Section 8.04(a) of the Master Indenture ............                   $       1,686,520.16
                                                                                                   --------------------

           11. The Investor Default Amount for the related Monthly Period ......                   $       3,068,639.20
                                                                                                   --------------------

           12. The Monthly Servicing Fee for the related Monthly Period ........                   $         666,666.67
                                                                                                   --------------------

           13. Trust yields for the related Monthly Period

               a.  The cash yield for the related Monthly Period ...............                                  27.04%
                                                                                                   --------------------

               b.  The default rate for the related Monthly Period .............                                   9.21%
                                                                                                   --------------------

               c.  The Net Portfolio Yield for the related Monthly Period ......                                  17.83%
                                                                                                   --------------------

               d.  The Base Rate for the related Monthly Period ................                                   6.48%
                                                                                                   --------------------

               e.  The Excess Spread Percentage for the related Monthly Period .                                  11.35%
                                                                                                   --------------------

               f.  The Quarterly Excess Spread Percentage for the related
                   Monthly Period ..............................................                                  11.09%
                                                                                                   --------------------

                   i)   Excess Spread Percentage related to                          Jul-01                       11.35%
                                                                                                   --------------------

                   ii)  Excess Spread Percentage related to                          Jun-01                       10.25%
                                                                                                   --------------------

                   iii) Excess Spread Percentage related to                          May-01                       11.67%
                                                                                                   --------------------

           14. Floating Rate Determinations:

             LIBOR for the Interest Period from July 20 through and including
             August 19, 2001 ....................................................                            3.82875%
                                                                                                   --------------------

           15. Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date) .........                   $               --
                                                                                                   --------------------

               b.  The Accumulation Shortfall with respect to the related
                   Monthly Period ...............................................                   $               --
                                                                                                   --------------------

               c.  The Principal Funding Investment Proceeds deposited in the
                   Collection Account to be treated as Available Finance Charge
                   Collections ..................................................                   $               --
                                                                                                   --------------------

           16. Reserve Account

               a.  The amount on deposit in the Reserve Account on the related
                   Payment Date (after taking into consideration deposits and
                   withdraws for the related Payment Date) ......................                   $               --
                                                                                                   --------------------

               b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                   Available Finance Charge Collections .........................                   $               --
                                                                                                   --------------------

               c.  Interest earnings on the Reserve Account deposited into the
                   Collection Account to be treated as Available Finance Charge
                   Collections ..................................................                   $               --
                                                                                                   --------------------

           17. Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related
                   Payment Date .................................................                   $      7,000,000.00
                                                                                                   --------------------

               b.  The Available Cash Collateral Account Amount on the related
                   Payment Date .................................................                   $      7,000,000.00
                                                                                                   --------------------

           18. Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs for the related
                   Monthly Period ...............................................                   $               --
                                                                                                   --------------------

               b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                   Payment Date .................................................                   $               --
                                                                                                   --------------------

           19. The Monthly Principal Reallocation Amount for the related Monthly
               Period ...........................................................                   $               --
                                                                                                   --------------------


                             Advanta Bank Corp.
                             as Servicer

                             By:     /s/ KIRK WEILER
                             Name:   Kirk Weiler
                             Title:  VP of Finance/Treasurer

EXHIBIT 21.1


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JULY 31, 2001


The information which is required to be prepared with respect to the Payment Date of August 20, 2001, and with respect to the performance of the Trust during the period of July 1, 2001 through July 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to principal payment to the
               Class A Noteholder ..............................................                   $               --
                                                                                                   --------------------

           2.  The amount of distribution in respect to principal payment to the
               Class B Noteholder ..............................................                   $               --
                                                                                                   --------------------

           3.  The amount of distribution in respect to principal payment to the
               Class C Noteholder ..............................................                   $               --
                                                                                                   --------------------

           4.  The amount of distribution in respect to principal payment to the
               Class D Noteholder ..............................................                   $               --
                                                                                                   --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to the Class A Monthly
               Interest ........................................................                   $            3.55531
                                                                                                   --------------------

           2.  The amount of distribution in respect to the Class B Monthly
               Interest ........................................................                   $            4.02892
                                                                                                   --------------------

           3.  The amount of distribution in respect to the Class C Monthly
               Interest ........................................................                   $            4.63170
                                                                                                   --------------------

           4.  The amount of distribution in respect to the Class D Monthly
               Interest ........................................................                   $            7.60253
                                                                                                   --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The total amount of distribution in respect to the Class A
               Noteholder ......................................................                   $            3.55531
                                                                                                   --------------------

           2.  The total amount of distribution in respect to the Class B
               Noteholder ......................................................                   $            4.02892
                                                                                                   --------------------

           3.  The total amount of distribution in respect to the Class C
               Noteholder ......................................................                   $            4.63170
                                                                                                   --------------------

           4.  The total amount of distribution in respect to the Class D
               Noteholder ......................................................                   $            7.60253
                                                                                                   --------------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

           1.  The aggregate amount of such Collections with respect to
               Principal Receivables for the Monthly Period preceding such
               Payment Date ....................................................                   $     346,985,808.23
                                                                                                   --------------------

           2.  The aggregate amount of such Collections with respect to Finance
               Charge and Administrative Receivables for the Monthly Period
               preceding such Payment Date .....................................                   $      41,274,346.86
                                                                                                   --------------------

           3.  Recoveries for the preceding Monthly Period .....................                   $         887,903.11
                                                                                                   --------------------

           4.  The Defaulted Amount for the preceding Monthly Period ...........                   $      14,078,643.15
                                                                                                   --------------------

           5.  The total amount of Principal Receivables in the trust at the
               beginning of the preceding Monthly Period .......................                   $   1,832,072,017.75
                                                                                                   --------------------

           6.  The total amount of Principal Receivables in the trust as of the
               last day of the preceding Monthly Period ........................                   $   1,845,879,478.35
                                                                                                   --------------------

           7.  The total amount of Finance Charge and Administrative Receivables
               in the Trust as of the last day of the preceding Monthly Period .                   $      41,817,377.03
                                                                                                   --------------------

           8.  The aggregated Adjusted Invested Amounts of all Series of Notes
               outstanding as of the last day of the preceding Monthly Period ..                   $   1,511,818,063.00
                                                                                                   --------------------

           9.  The Transferor Interest as of the last day of the preceding
               Monthly Period ..................................................                   $     334,061,415.35
                                                                                                   --------------------

           10. The Transferor Percentage as of the last day of the preceding
               Monthly Period ..................................................                                  18.10%
                                                                                                   --------------------

           11. The Required Transferor Percentage ..............................                                   7.00%
                                                                                                   --------------------

           12. The monthly principal payment rate for the preceding Monthly
               Period ..........................................................                                 18.940%
                                                                                                   --------------------

           13. The balance in the Excess Funding Account as of the last day of
               the preceding Monthly Period ....................................                   $               --
                                                                                                   --------------------

           14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                        Percentage           Aggregate
                                                                         of Total             Account
                                                                        Receivables           Balance

                     (a) Delinquent between 30 days and 59 days            1.647%       $  31,093,242.76
                     (b) Delinquent between 60 days and 89 days            1.322%       $  24,959,931.24
                     (c) Delinquent between 90 days and 119 days           1.093%       $  20,640,821.43
                     (d) Delinquent between 120 days and 149 days          0.912%       $  17,214,206.64
                     (e) Delinquent between 150 days and 179 days          0.744%       $  14,045,929.69
                     (f) Delinquent 180 days or greater                    0.006%       $     114,334.80
                                                                           -----        ----------------
                     (e) Aggregate                                         5.725%       $ 108,068,466.56
                                                                           =====        ================


V.   Information regarding Series 2001-A

           1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2001-A as of the last day of the
               related Monthly Period .........................................                    $     300,000,000.00
                                                                                                   --------------------

           2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2001-A on the last day of
               the related Monthly Period .....................................                    $     300,000,000.00
                                                                                                   --------------------

                                                                                    NOTE
                                                                                   FACTORS

           3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
               Monthly Period ..................................................     1.0000               $ 240,000,000.00
                                                                                                   --------------------

           4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
               Monthly Period ..................................................     1.0000                $ 28,500,000.00
                                                                                                   --------------------

           5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
               Monthly Period ..................................................     1.0000                $ 21,000,000.00
                                                                                                   --------------------

           6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
               Monthly Period ..................................................     1.0000                $ 10,500,000.00
                                                                                                   --------------------

           7.  The Floating Investor Percentage with respect to the period:

           July 1, 2001 through July 22, 2001 ..................................                                  16.37%
                                                                                                   --------------------
           July 23, 2001 through July 31, 2001 .................................                                  16.26%
                                                                                                   --------------------

           8.  The Fixed Investor Percentage with respect to the period:

           July 1, 2001 through July 22, 2001 ..................................                                   N/A
                                                                                                   --------------------
           July 23, 2001 through July 31, 2001 .................................                                   N/A
                                                                                                   --------------------

           9.  The amount of Investor Principal Collections applicable to Series
               2001-A ..........................................................                   $      56,692,210.12
                                                                                                   --------------------

           10a. The amount of Available Finance Charge Collections on deposit in
                the Collection Account on the related Payment Date .............                   $       5,495,752.10
                                                                                                   --------------------

           10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                pursuant to Section 8.04(a) of the Master Indenture ............                   $       1,264,890.12
                                                                                                   --------------------

           11. The Investor Default Amount for the related Monthly Period ......                   $       2,301,479.40
                                                                                                   --------------------

           12. The Monthly Servicing Fee for the related Monthly Period ........                   $         500,000.00
                                                                                                   --------------------

           13. Trust yields for the related Monthly Period

               a.  The cash yield for the related Monthly Period ...............                                  27.04%
                                                                                                   --------------------

               b.  The default rate for the related Monthly Period .............                                   9.21%
                                                                                                   --------------------

               c.  The Net Portfolio Yield for the related Monthly Period ......                                  17.83%
                                                                                                   --------------------

               d.  The Base Rate for the related Monthly Period ................                                   6.58%
                                                                                                   --------------------

               e.  The Excess Spread Percentage for the related Monthly Period .                                  11.25%
                                                                                                   --------------------

               f.  The Quarterly Excess Spread Percentage for the related
                   Monthly Period ..............................................                                  11.88%
                                                                                                   --------------------

                   i)   Excess Spread Percentage related to                          Jul-01                       11.25%
                                                                                                   --------------------

                   ii)  Excess Spread Percentage related to                          Jun-01                       10.16%
                                                                                                   --------------------

                   iii) Excess Spread Percentage related to                          May-01                       14.24%
                                                                                                   --------------------

           14. Floating Rate Determinations:

             LIBOR for the Interest Period from July 20 through and including
             August 19, 2001 ...................................................                                3.82875%
                                                                                                   --------------------

           15. Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date) ........                   $                --
                                                                                                   --------------------

               b.  The Accumulation Shortfall with respect to the related
                   Monthly Period ..............................................                   $                --
                                                                                                   --------------------

               c.  The Principal Funding Investment Proceeds deposited in the
                   Collection Account to be treated as Available Finance Charge
                   Collections .................................................                   $                --
                                                                                                   --------------------

           16. Reserve Account

               a.  The amount on deposit in the Reserve Account on the related
                   Payment Date (after taking into consideration deposits and
                   withdraws for the related Payment Date) .....................                   $                --
                                                                                                   --------------------

               b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                   Available Finance Charge Collections ........................                   $                --
                                                                                                   --------------------

               c.  Interest earnings on the Reserve Account deposited into the
                   Collection Account to be treated as Available Finance Charge
                   Collections .................................................                   $                --
                                                                                                   --------------------

           17. Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related
                   Payment Date ................................................                   $       5,250,000.00
                                                                                                   --------------------

               b.  The Available Cash Collateral Account Amount on the related
                   Payment Date ................................................                   $       5,250,000.00
                                                                                                   --------------------

           18. Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs for the related
                   Monthly Period ..............................................                   $                --
                                                                                                   --------------------

               b.  The aggregate amount of Investor Charge-Offs reimbursed on
                   the Payment Date ............................................                   $                --
                                                                                                   --------------------

           19. The Monthly Principal Reallocation Amount for the related Monthly
               Period ..........................................................                   $                --
                                                                                                   --------------------



                             Advanta Bank Corp.
                             as Servicer

                             By:
                             Name:   Kirk S. Weiler
                             Title:  Vice President Finance / Treasurer